UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2017

SOUTHWEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-34110	73-1136584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 South Main Street, Stillwater, Oklahoma	74074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 742-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the acquisition of Southwest Bancorp, Inc. (the “Company”) an Oklahoma corporation and financial holding company for the Company’s wholly-owned subsidiary, Bank SNB, by Simmons First National Corporation (“Simmons”),  an Arkansas corporation and financial holding company for the Company’s wholly-owned subsidiary, Simmons Bank. The acquisition of the Company was effected in accordance with the previously disclosed agreement and plan of merger by and between the Company and Simmons First National Corporation (“Simmons”) dated December 14, 2016, as amended (the “Merger Agreement”). Pursuant to the Merger Agreement, on October 19, 2017, the Company merged into Simmons (the “Merger”), with Simmons surviving the Merger. Bank SNB is expected to be merged with and into Simmons Bank (the “Bank Merger”) during the second quarter of 2018.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock was converted into the right to receive (1) 0.3903 shares of Simmons common stock and (2) $5.11 in cash  (collectively, the “Merger Consideration”), subject to certain limited exceptions set forth in the Merger Agreement.

The description of the terms of the Merger Agreement contained in this Item 2.01 is only a summary, does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2016, and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Nasdaq Global Select Market (the “Nasdaq”) was notified that each outstanding share of the Company’s common stock was converted into the right to receive the Merger Consideration described above, subject to certain limited exceptions set forth in the Merger Agreement. The Company requested that the Nasdaq file a notification of removal from listing on Form 25 with the SEC with respect to delisting the Company’s shares of common stock. The Company’s common stock has been delisted and removed from trading on the Nasdaq, with its final day of trading having occurred on October 19, 2017.

Item 3.03. Material Modifications to Rights of Security Holders.

At the Effective Time, each outstanding share of the Company’s common stock was converted into the right to receive the Merger Consideration, subject to certain limited exceptions set forth in the Merger Agreement.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred on October 19, 2017 and the separate existence of the Company ceased.

The information set forth in Item 2.01 and Item 3.03 is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, on October 19,  2017, immediately prior to the Effective Time,  the Company and Bank SNB entered into: (1) an Amendment to Change of Control Agreement with Priscilla Barnes (the “Amendment to Change of Control Agreement”) to revise the definition of good reason to extend the window for notice of good reason to enable Ms. Barnes to accommodate Simmons’ request that she provide certain services in connection with the integration of Bank SNB with Simmons Bank through the Bank Merger and for a 60-day period following (the “Transition Period”) without foregoing her rights to terminate for good reason and to clarify payment obligations in the event of death or disability; (2) an Amendment to Employment Agreement with Joe T. Shockley, Jr. (the “Amendment to Employment Agreement”) to clarify Mr. Shockley’s eligibility for severance in the event of his death or disability following a change of control in connection with his provision of certain services to Simmons during the Transition Period; (3) a Termination Agreement and Mutual Release with Mark Funke (the “Termination of Employment Agreement”) to terminate his employment agreement and mutually release the obligations set forth therein contingent upon Mr. Funke receiving a hiring bonus and an equity grant from Simmons following the Merger; and (4) a Termination Agreement and Mutual Release with Brent Bates (the “Termination of Change of Control Agreement”) to terminate his change of control agreement and mutually release the obligations set forth therein contingent upon Mr. Bates receiving a hiring bonus and an equity grant from Simmons following the Merger.

Each of the description of the terms of the Amendment to Change of Control Agreement, the  Amendment to Employment Agreement, the Termination of Employment Agreement, and the Termination of Change of Control Agreement contained in this Item 5.02 is only a summary, does not purport to be a complete description and is qualified in its entirety by reference to the full text of each such Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively.

Item 5.03.    Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the articles of incorporation and bylaws of Simmons immediately prior to the Effective Time became the articles of incorporation and bylaws of the surviving company upon completion of the Merger.

Item 9.01. Exhibits and Financial Statements

(d)	Exhibits

Exhibit 2.1:

Agreement and Plan of Merger by and between the Company and Simmons First National Corporation, dated as of December 14, 2016 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on December 15, 2016).

Exhibit 10.1:	Amendment to Change of Control Agreement dated October 19, 2017 by and between the Company, Bank SNB and Priscilla Barnes.

Exhibit 10.2:	Amendment to Change of Control Agreement dated October 19, 2017 by and between the Company, Bank SNB and Joe T. Shockley, Jr.
Exhibit 10.3:	Termination Agreement and Mutual Release dated October 19, 2017 by and between the Company, Bank SNB and Mark W. Funke.
Exhibit 10.4:	Termination Agreement and Mutual Release dated October 19, 2017 by and between the Company, Bank SNB and Brent Bates.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 19, 2017

SOUTHWEST BANCORP, INC. By: /s/ Mark W. Funke Name: Mark W. Funke Title: President and CEO

INDEX TO EXHIBITS

Exhibit	Description
Exhibit 2.1:

Agreement and Plan of Merger by and between the Company and Simmons First National Corporation, dated as of December 14, 2016 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on December 15, 2016).

Exhibit 10.1:	Amendment to Change of Control Agreement dated October 19, 2017 by and between the Company, Bank SNB and Priscilla Barnes.

Exhibit 10.2:	Amendment to Change of Control Agreement dated October 19, 2017 by and between the Company, Bank SNB and Joe T. Shockley, Jr.
Exhibit 10.3:	Termination Agreement and Mutual Release dated October 19, 2017 by and between the Company, Bank SNB and Mark W. Funke.
Exhibit 10.4:	Termination Agreement and Mutual Release dated October 19, 2017 by and between the Company, Bank SNB and Brent Bates.